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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 16, 2002
(Date of earliest event reported)

divine, inc.
(Exact name of registrant as specified in the charter)

Delaware	0-30043	36-4301991
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1301 N. Elston Avenue
Chicago, Illinois 60622
(Address of Principal Executive Offices)

(773) 394-6600
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

Item 5. Other Items

        On July 16, 2002, divine, inc. (the "Company") entered into an Amended and Restated Securities Purchase Agreement (the "Purchase Agreement") with Oak Investment Partners X, Limited Partnership, Oak X Affiliates Fund, Limited Partnership and certain other investors named therein (collectively, the "Purchasers"), whereby on July 18, 2002 the Company will issue 22,941 shares of its Series B-1 convertible preferred stock in exchange for the 22,941 shares of Series B convertible preferred stock sold to the Purchasers at the original closing pursuant to that certain Securities Purchase Agreement, dated as of May 29, 2002, between the Company and the Purchasers. Unless the Company receives stockholder approval, the Company will not convert the shares of Series B-1 convertible preferred stock into more than 3,823,500 shares of its common stock, par value $0.001. The Purchasers agreed to purchase at a later date, subject to certain conditions (including stockholder approval), 38,659 shares of the Company's Series B-1 Convertible Preferred Stock, at a purchase price of $1,000 per share.

        The Series B-1 Convertible Preferred Stock is subject to the terms and conditions of the Certificate of Designations, Preferences and Rights filed with the Secretary of State of the State of Delaware on July 17, 2002, a copy of which is attached hereto as Exhibit 3.1. Pursuant to an Amended and Restated Registration Rights Agreement attached hereto as Exhibit 10.1, the Company has agreed to prepare and file with the Securities and Exchange Commission a registration statement covering the resale of the shares of the Company's common stock issuable pursuant to the terms of the Series B-1 Convertible Preferred Stock. The terms of the private placement are more fully set forth in the Amended and Restated Securities Purchase Agreement attached hereto as Exhibit 4.1.

        Additionally, the Company amended that certain Rights Agreement dated as of February 12, 2001, between the Company and Computershare Investor Services, LLC, as Rights Agent, as amended by Amendment No. 1 to Rights Agreement dated as of July 8, 2001, Amendment No. 2 to Rights Agreement dated as of August 15, 2001 and Amendment No. 3 to Rights Agreement dated as of May 29, 2002, to exclude each Purchaser who is or becomes a party to the Purchase Agreement from the definition of Acquiring Person under the Rights Agreement, as amended, but only to the extent such Purchaser or Purchasers would become an Acquiring Person due to the beneficial ownership of Common Stock issued or issuable upon conversion of the Series B-1 Convertible Preferred Stock issued pursuant to the Purchase Agreement.

        On July 17, 2002, the Company issued a press release related to these transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

  (c)
  EXHIBITS.

  The exhibits to this report are listed in the Exhibit Index set forth elsewhere herein.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

divine, inc.
By:	/s/ JUDE M. SULLIVAN Jude M. Sullivan Senior Vice President and General Counsel
Date: July 18, 2002

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION OF EXHIBITS
3.1	Certificate of Designations, Preferences and Rights of Series B-1 Convertible Preferred Stock.
4.1	Amended and Restated Securities Purchase Agreement dated as of July 16, 2002, by and between divine, inc. and the investors named therein.
4.2	Amendment No. 4 to Rights Agreement, dated as of July 16, 2002, between divine, inc. and Computershare Investor Services, LLC, as Rights Agent.
10.1	Form of Amended and Restated Registration Rights Agreement, by and between divine, inc. and the investors named therein.
99.1	Press Release of divine, inc., dated July 17, 2002.

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  Item 5. Other Items
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX